Business combination (Imported)	12 Months Ended
Dec. 31, 2021
Business combination
Business combination
5.	Business combination

On August 11, 2021, the Company completed the acquisition of Pyro Green-Gas Inc. and its subsidiaries (formerly AirScience Technologies Inc. prior to its renaming on September 14, 2021), a Montreal-based company which offers technologies, equipment, and expertise in the area of biogas upgrading, as well as air pollution controls, for a maximum purchase price consideration of $4.4 million in cash, subject to customary post-closing adjustments. In addition, the Company settled a pre-existing loan receivable from Pyro Green-Gas Inc. of approximately $1.7 million. The transaction was executed essentially through a purchase of the entirety of the common class “A” shares of Pyro Green-Gas Inc. This acquisition enables the Company to springboard into the renewable natural gas market and provides an advantage compared to building its own operations. In addition, the Company will now have a presence in Italy and India, and the acquisition will provide potential synergies with the Company’s land-based waste destruction offerings. The purchase price will be paid upon the achievement of various contract and business-related milestones by Pyro Green-Gas Inc. The Company’s assessment is that these milestones will be realized at various moments during the next 30 months. The contingent consideration was estimated using a discount rate of 8%.

5.	Business combination (continued)

The acquisition was accounted for using the purchase method and the final allocation of the purchase price is as follows:

December 31, 2021
Final
$
Total consideration
Consideration paid at closing	1
Contingent consideration	3,841,999
Consideration paid at closing and continent consideration	3,842,000
Settlement of pre-existing loan receivable from Pyro Green-Gas	1,744,400
5,586,400

Net assets acquired
Current assets[1]	5,186,086
ROU asset	477,608
Property and equipment	42,552
Intangible assets and Goodwill[2]	4,780,607
Deferred income tax asset	79,360
Current liabilities	(4,507,907)
Non-current liabilities	(471,906)
5,586,400
[1]	Includes $807,946 of cash and trade receivables with a net fair value of $3.3 million, including an allowance for doubtful accounts of $0.5 million.
[2]

The goodwill of $2.7 million recorded on the transaction is mainly attributable to the expected growth in biogas upgrading market and the expertise of the workforce, and it is not expected to be deductible for tax purposes.

During the period ended December 31, 2021, the Company recognized revenue of $6.8 million and net earnings of $0.8 million related to the operations generated by Pyro Green-Gas Inc. since the acquisition date.

In connection with this acquisition, the Company incurred acquisition-related costs of $0.1 million, recognized within Selling, General and Administrative expenses in the consolidated statement of comprehensive income (loss).

The maximum purchase price consideration of $4,355,600 was discounted to $3,842,000, at August 11, 2021 and an accretion expense of $110,203 was recognized in Net finance costs in the Consolidated Statement of Comprehensive Income for the year ended December 31, 2021.